                                                                   EXHIBIT 10.03


                               MASTER AGREEMENT

          THIS MASTER AGREEMENT (this "AGREEMENT") is entered into as of this 26th day of November, 1996, among (i) NetSelect, Inc., a Delaware corporation ("NetSelect"), (ii) NetSelect, L.L.C., a Delaware limited liability company ("NetSelect LLC"), (iii) RealSelect, Inc., a Delaware corporation ("RealSelect"), (iv) CDW Internet, L.L.C., a Delaware limited liability company ("CDW"), (v) Whitney Equity Partners, L.P., a Delaware limited partnership ("Whitney"), (vi) Allen & Co. ("Allen"; together with CDW and Whitney, referred to herein as the "Partners"), (vii) InfoTouch Corporation, a Delaware corporation ("InfoTouch"), and (viii) Realtors(R) Information Network, Inc., an Illinois corporation ("RIN").

                             PRELIMINARY STATEMENT

          InfoTouch and RIN are parties to a certain Distribution and Web Site Development Agreement, dated as of February 1, 1996, relating to, among other things, the creation, and display on the Internet, of "Real Property Ads" from information provided by real property information content providers. The Partners have expressed interest, through NetSelect, in acquiring the assets of InfoTouch and entering, through RealSelect, into an operating agreement with RIN for the purpose of, among other things, the electronic display of real property information. The parties desire to set forth the elements of the closing of the transactions required in order to accomplish that objective as well as to memorialize certain other agreements in connection with such transactions.

          NOW, THEREFORE, the parties hereby agree as follows:

          1. When used in this Agreement, the following terms shall have the respective meanings set forth below:

          "Joint Ownership Agreement" shall mean that certain Joint Ownership Agreement dated as of the date hereof, among NAR, NetSelect and NetSelect LLC.

          "Infotouch Investors" shall mean Daniel A. Koch, Michael N. Flannery and John F. Petric, Jr..

          "LLC Agreement" shall mean that certain Limited Liability Company Agreement dated as of the date hereof, between NetSelect and InfoTouch.

          "NAR" shall mean the National Association of REALTORS(R), an Illinois not for-profit corporation.

          "NetSelect Class A Common Stock" shall mean shares of the Class A Common Stock, $.001 par value per share, of NetSelect.

          "NetSelect Class B Common Stock" shall mean shares of the Class B Common Stock, $.001 par value per share, of NetSelect.

          "NetSelect Series A Preferred Stock" shall mean shares of the Series A Convertible Preferred Stock, $.001 par value per share, of NetSelect.

          "NetSelect Series B Preferred Stock" shall mean shares of the Series B Convertible Preferred Stock, $.001 par value per share, of NetSelect.

          "NetSelect Stockholders Agreement" shall mean that certain Stockholders Agreement dated as of the date hereof, among NetSelect, the Partners and InfoTouch.

          "Operating Agreement" shall mean that certain Operating Agreement dated as of the date hereof, between RealSelect, as operator, and RIN.

          "Reach Agreement" shall mean that certain letter agreement dated March 26, 1996, between REACH Networks, Inc. and RIN.

          "RealSelect Common Stock" shall mean shares of the Common Stock, $.001 par value per share, of RealSelect.

          "RealSelect Stockholders Agreement" shall mean that certain Stockholders Agreement dated as of the date hereof, among RealSelect, NetSelect LLC and RIN.

          "RIN Subscription Agreement" shall mean that certain Subscription and Capital Contribution Agreement dated as of the date hereof.

          "Settlement Agreement and Release" shall mean the Settlement Agreement and Release dated as of the date hereof, between InfoTouch and RIN.

          "Stock and Interest Purchase Agreement" shall mean that certain Stock and Interest Purchase Agreement dated as of the date hereof, among NetSelect and NetSelect LLC, as sellers, and InfoTouch, as purchaser.

          "Trademark License" shall mean that certain Trademark License dated as of the date hereof, between NAR, as licensor, and RealSelect, as licensee.

          2. Subject to the conditions set forth in Section 4 hereof, on the date hereof, (a) NetSelect and NetSelect LLC shall consummate the transactions contemplated by the Stock and Interest Purchase Agreement in exchange for the issuance to InfoTouch of the number of units of NetSelect LLC interests specified in Annex A to the Stock and Interest Purchase Agreement, (b) the Partners shall have paid, by wire transfer of immediately available funds, to NetSelect the respective consideration described in Exhibit A hereto as being paid as of the Closing for the issuance of the number of shares of NetSelect Series A Preferred Stock described in said Exhibit as being issued to them as of the Closing, (c) NetSelect shall have made a capital contribution to NetSelect LLC in the amount of $2,600,000.00, and NetSelect LLC shall have made a capital contribution to RealSelect in the amount of $2,350,000.00, (d) RealSelect and RIN shall have entered into the Operating Agreement and (e) RealSelect shall have issued to RIN the number of shares of RealSelect Common Stock specified in Exhibit A in exchange for its entrance into the Operating Agreement, the payment of the sum of $10 and other good and valuable consideration as provided in the RIN Subscription Agreement.

          3. As an inducement to the other parties to enter into this Agreement and to consummate the transactions contemplated hereby, each party hereby covenants, represents and warrants to such other parties as follows:

          (a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with adequate power and authority to enter into this Agreement and the other agreements contemplated hereby to which it will be a party.

          (b) This Agreement and each other agreement to which such party will be a party has been duly authorized, executed and delivered by such party and, assuming due authorization, execution and delivery by the other parties hereto or thereto, constitutes a valid, legal and binding agreement, enforceable against such party in accordance with its terms, except to the extent that the enforceability of remedies therein provided may be limited under generally applicable laws relating to specific performance, bankruptcy and creditors' rights.

          (c) No approval consent or withholding of objections is or will be required from any federal, state or local governmental authority or instrumentality with respect to the entry into or performance by such party of this Agreement or any other agreement contemplated hereby to which it will be a party, except such as have already been obtained.

          (d) The entry into and performance by such party of this Agreement and each other agreement to which such party will be a party will not: (i) violate any judgment, order, law or regulation applicable to such party or any provision of such party's organizational documents, or (ii) to the best of the knowledge of such party, result in any breach of, constitute a default under or result in the creation of any lien, charge, security interest or other encumbrance upon the assets of NetSelect or RealSelect under any other agreement binding upon such party.

          (e) Except as disclosed in Schedule M to the Operating Agreement or in writing with respect to RIN, there are no suits or proceedings pending or, to the best of such party's knowledge, threatened in court or before any regulatory commission, board or other administrative or governmental agency against or affecting such party, which if adversely decided would have a material adverse effect on the ability of such party to fulfill its obligations under this Agreement or any of the other agreements contemplated hereby to which such party is a party.

          4. The parties' respective obligations under this Agreement are subject to the satisfaction or waiver of the following conditions:

          (a) InfoTouch and RIN shall enter into the Settlement Agreement and Release.

          (b) NetSelect, NetSelect LLC and InfoTouch shall enter into, and shall consummate, the transactions contemplated by the Stock and Interest Purchase Agreement.

          (c) NetSelect LLC and RealSelect shall enter into a certain Software License Agreement dated as of the date hereof, which agreement provides for the license by NetSelect LLC to RealSelect of certain software acquired by NetSelect LLC from InfoTouch.

          (d) NetSelect and NAR shall enter into the Trademark License, and NetSelect, NetSelect LLC and NAR shall enter into the Joint Ownership Agreement.

          (e) RIN and RealSelect shall enter into the RIN Subscription
     Agreement.

          (f) RealSelect and RIN shall enter into the Operating Agreement.

          (g) NetSelect, the Partners and InfoTouch shall enter into the NetSelect Stockholders Agreement.

          (h) NetSelect and InfoTouch shall enter into the LLC Agreement.

          (i) RealSelect, NetSelect LLC and RIN shall enter into the RealSelect Stockholders Agreement.

          (j) NAR shall deliver to RealSelect a letter dated November __, 1996, with respect to certain promotional activities to be undertaken or supported by NAR for the benefit of RealSelect.

          (k) RIN shall deliver a letter to RealSelect acknowledging RIN's continuing responsibility for any claims related to its discontinued desktop services mentioned in several of the Existing Content Providers' Data Content Provider Agreements (as such terms are defined in the Operating Agreement).

          (l) NetSelect shall enter into employment agreements with each of Stuart Wolff and Richard Janssen.

          (m) NetSelect shall have:

              (i) In effect a certificate of incorporation, as amended, in substantially the form contained in Exhibit B and shall have adopted By-laws in the form contained in said Exhibit;

              (ii) authorized (1) the issuance of the shares of NetSelect Class A Common Stock, NetSelect Class B Common Stock, NetSelect Series A Preferred

          Stock and NetSelect Series B Preferred Stock in the respective numbers, and to the respective persons, set forth in Exhibit A and (2) the execution, delivery and performance of the Stock and Interest Purchase Agreement and the NetSelect Stockholders Agreement; and

               (iii) elected the persons set forth under the subheading "NetSelect" in Exhibit C as the initial directors and officers, as set forth in said Exhibit.

     Each of the parties shall receive (1) a photocopy of the certificate of incorporation, as amended, of NetSelect, certified by the Secretary of State of Delaware and (2) copies of the NetSelect By-laws and NetSelect Board resolutions authorizing the actions referred to in clauses (ii) and
     (iii) above, certified by the Secretary of NetSelect as being in full force and effect on the date hereof.

          (n)  NetSelect LLC shall have:

               (i) in effect a certificate of formation in substantially the form contained in Exhibit D;

               (ii) authorized (1) the issuance of the membership interests described in Annex A to the LLC Agreement in the respective amounts, and to the respective persons, set forth therein and (2) the execution, delivery and performance of the Stock and Interest Acquisition Agreement and the RealSelect Stockholders Agreement; and

               (iii) elected the persons set forth under the subheading "NetSelect LLC" in Exhibit C as the initial managers and officers, as set forth in said Exhibit.

     Each of the parties shall receive (1) a photocopy of the certificate of formation of NetSelect LLC, certified by the Secretary of State of Delaware and (2) copies of the NetSelect LLC resolutions authorizing the actions referred to in clauses (ii) and (iii) above, certified by the Secretary of NetSelect LLC as being in full force and effect on the date hereof.

          (o)  RealSelect shall have:

               (i) in effect a certificate of incorporation, as amended, in substantially the form contained in Exhibit E and shall have adopted By-laws in the form contained in said Exhibit;

               (ii) authorized (1) the issuance of the shares of its Common Stock in the respective numbers, and to the respective persons, set forth in Exhibit A and (2) the execution, delivery and performance of the RealSelect Stockholders Agreement and the Operating Agreement; and

                    (iii) elected the persons set forth under the subheading "RealSelect" in Exhibit C as the initial directors and officers, as set forth in said Exhibit.

     Each of the parties shall receive (1) a photocopy of the certificate of incorporation, as amended, of RealSelect, certified by the Secretary of State of Delaware and (2) copies of the RealSelect By-laws and RealSelect Board resolutions authorizing the actions referred to in clauses (ii) and
     (iii) above; certified by the Secretary of RealSelect as being in full force and effect on the date hereof

          (p) The persons indicated on Exhibit A under the subheading "NetSelect" shall have paid the amounts indicated opposite their names on such Exhibit to be payable as of the Closing to NetSelect by wire transfer of funds to Account No. 0351368733 (ABA No. 021000021) at Chase Manhattan Bank, New York, New York, in exchange for the shares of capital stock of NetSelect to be issued as of the Closing indicated opposite their names on said Exhibit.

          5.(a)     On or before December 12, 1996, the InfoTouch Investors
shall pay the sum of $1,450,000.00 to NetSelect by wire transfer of funds to Account No. 0351368733 (ABA No. 021000021) at Chase Manhattan Bank, New York, New York, plus the discharge of $150,000 in debt owed to such InfoTouch Investors (the "Assumed InfoTouch Debt"), in exchange for the issuance to them of 242,017 shares of NetSelect Series B Preferred Stock.

          (b) On or before February 1, 1997, the following parties shall pay the following sums to NetSelect by wire transfer of funds to Account No. 0351368733 (ABA No. 021000021) at Chase Manhattan Bank, New York, New York, in exchange for the issuance by NetSelect of the indicated number of shares of its capital stock:

     Allen                  $466,667  164,706 shares of NetSelect Series A Preferred Stock
     CDW Internet            666,667  231,294 shares of NetSelect Series A Preferred Stock
     Whitney                 933,333  329,411 shares of NetSelect Series A Preferred Stock
     InfoTouch               733,333  110,924 shares of NetSelect Series B Preferred Stock.
     Investors

          (c) RIN is a third party beneficiary of the subscription agreements executed by Allen, CDW Internet and Whitney with NetSelect, and the subscription agreement(s) to be executed by the InfoTouch Investors with NetSelect. The subscription agreements with Allen, CDW Internet and Whitney may not be amended or terminated, and the provisions thereof may not be waived, without the express written consent of RIN; and the subscription agreement(s) to be executed with the InfoTouch Investors will provide that it (they) may not be amended or terminated, or the provisions thereof waived, without the prior written consent of RIN. In the event that the capital contributions specified in such subscription agreements shall not be paid to NetSelect in accordance with their terms, RIN shall have the right to enforce the payment thereof and shall be entitled to collect its reasonable expenses (including reasonable attorneys' fees and expenses) in any such enforcement action from the defaulting subscriber.

          6.(a)     On the date hereof, (i) NetSelect shall transfer through or at the direction of NetSelect LLC, the sum of $2,350,000.00 to RealSelect and
(ii) RealSelect shall pay (x) the sum of $1,500,000.00 to RIN by wire transfer of funds to Account No. 4447255 (ABA No. 071000152) at The Northern Trust Company, Chicago, Illinois and (y) the sum of $650,000.00 to Booz-Allen, Hamilton, Inc. ("BAH") pursuant to the terms of that certain Agreement dated as of November 16, 1996, between RealSelect and BAH, by wire transfer of funds to Account No. 01079857 (ABA No. 031000011) at CoreStates Bank, Philadelphia, Pennsylvania.

          (b) Upon receipt of the funds and the Assumed InfoTouch Debt described in Sections 5(a) and (b) above, NetSelect shall transfer the same to NetSelect LLC; and upon such receipt from NetSelect, NetSelect LLC shall transfer $3,250,000 plus the Assumed InfoTouch Debt to RealSelect. All such transfers made by NetSelect LLC to RealSelect shall be treated as additional contributions to the capital of RealSelect without the issuance of any additional shares.

          (c) On or before March 4, 1997, RealSelect shall pay to RIN the sum of $1,000,000.00; provided, however, if RIN shall have voluntarily filed, or shall be the involuntary subject of, a petition for bankruptcy, then such payment need not be made.

          7.(a)     RealSelect shall indemnify and hold RIN and its
shareholders, directors, officers, agents, employees and affiliates harmless from and against any and all claims, demands, actions, losses, liabilities, costs, expenses (including reasonable legal fees and expenses), suits and proceedings of any nature whatsoever arising from, or relating to, or in any manner connected with the Reach Agreement.

          (b) RealSelect shall undertake to resolve, litigate or otherwise deal with any claims made or raised by REACH Networks, Inc. in respect of the Reach Agreement; and RIN shall cooperate in all such efforts. In the event that such efforts result in a settlement of such claims, or a judgment is obtained by REACH Networks, Inc. for the payment of money, the payment of such settlement or judgment, as the case may be, shall be funded as follows: RealSelect shall pay the first $350,000; the next $1,000,000 above the first $350,000 shall be paid by NetSelect LLC; and any remaining amount shall be paid by RealSelect.

          8. RIN shall request the Board of Directors of NAR to consider, at the meeting of the NAR Board of Directors scheduled to be held on February 10, 1997 in San Antonio, Texas, (i) an amendment to the By-laws of RIN to provide that RIN may not, without the approval of its shareholder (NAR), voluntarily file a petition for bankruptcy under applicable state or federal law and (ii) that so long as RIN is able to commence making payments on its debt to NAR and such outstanding principal amount owed to NAR does not increase, that NAR will not place RIN into bankruptcy for the purpose of recovering all or any portion of the debt owed by RIN to NAR.

          9. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and effective (a) upon receipt, if delivered in person, by cable or by telegram, (b) one business day after deposit prepaid with a national overnight express delivery service (e.g., Federal Express or Airborne) or (c) three business days after deposit in the United States mail (registered or certified mail postage prepaid, return receipt requested), to a party at its address set forth in Exhibit F.

          10. This Agreement may be amended or modified only by a written instrument so stating and executed by the parties.

          11. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          12. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. Notwithstanding the foregoing, the rights and responsibilities of the parties hereto under this Agreement may not be assigned without the prior written consent of the other parties hereto.

          13. The rights and obligations of the parties shall be construed under and governed by the internal laws (without application of the conflicts of laws provisions thereof) of the State of Delaware.

          14. No provision in this Agreement shall be deemed waived by course of conduct, unless such waiver is in writing signed by each party hereto and stating specifically that it was intended to modify this Agreement.

          15. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

          16. This Agreement and the agreements referred to herein and therein and the Exhibits attached hereto constitute the entire agreement between the parties governing the matters addressed herein. No prior agreement or representation, whether oral or written, shall have any force or effect thereon.

                                    * * * *

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                              NETSELECT, INC.

                              By: /s/ Stuart Wolff
                                 ----------------------------------------------
                                Name:
                                Title:

                              REALSELECT, INC.

                              By: /s/ Stuart Wolff
                                 ----------------------------------------------
                                Name:
                                Title:

                              CDW INTERNET, L.L.C.

                              By: /s/ Stuart Wolff
                                 ----------------------------------------------
                                Name:
                                Title:

                              WHITNEY EQUITY PARTNERS, L.P.

                              By: /s/ Michael C. Brooks
                                  ---------------------------------------------
                                Name:
                                Title:

                              ALLEN & CO.

                              By: /s/ (illegible)
                                  ---------------------------------------------
                                Name:
                                Title:

                              INFOTOUCH CORPORATION


                              By: /s/ Richard Janssen
                                  ----------------------------------------------
                                Name:
                                Title:

                              REALTORS(R) INFORMATION NETWORK, INC.

                              By: /s/ (illegible)
                                  ----------------------------------------------
                                Name:
                                Title:

                              NETSELECT L.L.C.

                              By: /s/ Stuart Wolff
                                  ----------------------------------------------
                                Name:
                                Title:

                                   EXHIBIT A

                     NetSelect and RealSelect Stockholders
                     -------------------------------------

NetSelect

======================================================================================================================
                                                             NetSelect  NetSelect  NetSelect  NetSelect
            NAME AND ADDRESS                     DATE         Class A    Class B   Series A   Series B     Aggregate
                                                              Common     Common    Preferred  Preferred  Consideration
                                                               Stock      Stock      Stock      Stock
----------------------------------------------------------------------------------------------------------------------
Allen & Co.                                Closing:                  0          0    247,059          0         700,00
c/o NetSelect, Inc.                        02/01/97                  0          0    164,706          0        466,667
Suite 106
5655 Lindero Canyon Road
Westlake Village, CA 91362
Attn:  Stuart Wolff, Ph.D.
----------------------------------------------------------------------------------------------------------------------
CDW Internet, L.L.C.                       Closing:                  *          *    176,471          0        500,000
c/o NetSelect, Inc.                        02/01/97                                  231,294                   666,667
Suite 106
5655 Lindero Canyon Road
Westlake Village, CA 91362
Attn:  Stuart Wolff, Ph.D
----------------------------------------------------------------------------------------------------------------------
Whitney Equity Partners, L.P.              Closing:                  0          0    494,118          0      1,400,000
177 Broad Street                           02/01/97                  0          0    329,411          0        933,333
Stamford, Connecticut 06901
Attn:  Daniel J. O'Brien, Esq.
----------------------------------------------------------------------------------------------------------------------
InfoTouch Investors                        12/12/96                  0          0          0    242,017      1,600,000
c/o NetSelect, Inc.                        02/01/97                  0          0          0    110,924        733,333
Suite 106
5655 Lindero Canyon Road
Westlake Village, CA 91362
Attn:   Richard Janssen
======================================================================================================================

* CDW Internet, L.L.C. also owns 236,470 shares of NetSelect Class A Common Stock and 116,470 shares of NetSelect Class B Common Stock, which shares were acquired prior to the Closing.

RealSelect

                                                        Number of Shares of
Name and Address                                        RealSelect Common Stock
----------------------------------------------          -----------------------
NetSelect, Inc.                                                     85
Suite 106
5655 Lindero Canyon Road
Westlake Village, California 91362
Attn:  Stuart Wolff, Ph.D.

REALTORS(R) Information Network, Inc.                               15
430 North Michigan Avenue
Chicago, Illinois 60611-4087
Attn:  President and Chief Executive Officer

                                   EXHIBIT B

                         NetSelect Corporate Documents
                         -----------------------------

                                   EXHIBIT C

                            Directors and Officers
                            ----------------------

NetSelect:

     Directors:
                    Michael Brooks                                    Stuart Wolff, Ph.D.
                    Dort Cameron, III                                 Richard Janssen

     Officers:
                    Chairman and Chief Executive Officer              Stuart Wolff, Ph.D.
                    President and Chief Operating Officer             Richard Janssen
                    Vice President and Chief Financial Officer        Bill Spazante
                    Senior Vice President Sales                       Perry Morton
                    Vice President Marketing                          Liesl Pike
Netselect LLC:

     Managers:
                    Michael Brooks                                    Joe Hanauer
                    Dort Cameron, III                                 John Petric
                    Stuart Wolff, Ph.D.                               Daniel Koch
                    Richard Janssen
     Officers:
                    Chairman and Chief Executive Officer              Stuart Wolff, Ph.D.
                    President and Chief Operating Officer             Richard Janssen
                    Vice President and Chief Financial Officer        Bill Spazante
                    Senior Vice President Sales                       Perry Morton
                    Vice President Marketing                          Liesl Pike
                    Vice President of Technology                      Philip Dawley
Realselect:

     Directors:
                    Michael Brooks                                    Joe Hanauer
                    Dort Cameron, III                                 Dennis Cronk
                    Stuart Wolff, Ph.D.                               Luther Nusbaum
                    Richard Janssen
     Officers:
                    Chairman and Chief Executive Officer              Stuart Wolff, Ph.D.
                    President and Chief Operating Officer             Richard Janssen
                    Vice President and Chief Financial Officer        Bill Spazante
                    Senior Vice President Sales                       Perry Morton
                    Vice President Marketing                          Liesl Pike
                    Vice President of Technology                      Philip Dawley
                    Vice President REALTOR(R) Sales                   Robin Janssen

                                   EXHIBIT D

                            NetSelect LLC Documents
                            -----------------------

                                   EXHIBIT E

                        RealSelect Corporate Documents
                        ------------------------------

                                   EXHIBIT F

                             Addresses for Notices
                             ---------------------

If to Allen, to:

     Allen & Co.
     c/o NetSelect, Inc.
     Suite 106
     5655 Lindero Canyon Road
     Westlake Village, California 91362
     Attn: Stuart Wolff, Ph.D.

If to CDW, to:

     CDW Internet, L.L. C.
     c/o NetSelect, Inc.
     Suite 106
     5655 Lindero Canyon Road
     Westlake Village, California 91362
     Attn: Stuart Wolff, Ph.D.

If to InfoTouch, to:

     InfoTouch Corporation
     Suite 106
     5655 Lindero Canyon Road
     Westlake Village, California 91362
     Attn: Richard Janssen

If to NetSelect, to:

     NetSelect, Inc.
     Suite 106
     5655 Lindero Canyon Road
     Westlake Village, California 91362
     Attn: Stuart Wolff, Ph.D.
If to NetSelect LLC, to:

     NetSelect, L.L.C.
     c/o NetSelect, Inc.
     Suite 106
     5655 Lindero Canyon Road
     Westlake Village, California 91362
     Attn:  Stuart Wolff, Ph.D.

If to RealSelect, to:

     RealSelect, Inc.
     Suite 106
     5655 Lindero Canyon Road
     Westlake Village, California 91362
     Attn:  Stuart Wolff, Ph.D.

If to RIN, to:

     REALTORS(R) Information Network, Inc.
     430 North Michigan Avenue
     Chicago, Illinois 60611-4087
     Attn:  President and Chief Executive Officer

If to Whitney, to:

     Whitney Equity Partners, L.P.
     177 Broad Street
     Stamford, Connecticut 06901
     Attn:  Daniel J. O'Brien, Esq.

                                      F-2